UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 9, 2022

CDK GLOBAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36486	46-5743146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1950 Hassell Road

Hoffman Estates, IL 60169

(Address of Principal Executive Offices) (Zip Code)

(847) 397-1700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	CDK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Attached as Exhibit 99.1 is a copy of the press release of CDK Global, Inc. (the “Company”), dated May 9, 2022, announcing the early results of its previously announced tender offer (the “Tender Offer”) relating to any and all of its outstanding 4.500% Senior Notes due 2024, the interest rate of which adjusts from time to time and is currently 5.000% (the “2024 Notes”) pursuant to the Offer to Purchase and Consent Solicitation Statement dated April 20, 2022. In conjunction with the Tender Offer, the Company solicited from holders of the 2024 Notes consents (the “Solicitation”) to the adoption of proposed amendments to the indenture governing the 2024 Notes (the “Indenture”) to, among other things, eliminate any obligation to make a Change of Control Offer (as defined in the Indenture), substantially all of the other restrictive covenants and certain events of default and other provisions. The Company is undertaking the Tender Offer and Solicitation in connection with the Agreement and Plan of Merger, dated as of April 7, 2022, by and among Central Parent LLC, a Delaware limited liability company (the “Acquiror”), Central Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of the Acquiror, and the Company, as amended from time to time.

Additional Information

This communication does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Tender Offer will only be made pursuant to the terms of the Offer to Purchase and Consent Solicitation Statement and the related Letter of Transmittal and Consent.

The complete terms and conditions of the Tender Offer and Solicitation are set forth in an Offer to Purchase and Consent Solicitation Statement that has been sent to holders of the 2024 Notes. Holders are urged to read the tender offer documents carefully before making any decision with respect to the Tender Offer and the Solicitation. Holders of 2024 Notes must make their own decisions as to whether to tender any or all of their 2024 Notes and provide the related consent.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. By their nature, forward-looking statements involve risks and uncertainty because they relate to events and depend on circumstances that will occur in the future, and there are many factors that could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include, among other things, statements about the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing.

The following are some of the factors that could cause actual future results to differ materially from those expressed in any forward-looking statements: (i) uncertainties as to the timing of, and the Company’s ability to complete, the debt tender offers and solicitations, (ii) uncertainties as to the timing of the equity tender offer and the merger; (iii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iv) uncertainties as to the percentage of the Company’s stockholders tendering their shares of common stock in the equity tender offer; (v) the possibility that competing offers or acquisition proposals for the Company will be made; (vi) the possibility that any or all of the various conditions to the consummation of the tender offer or the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require the Company to pay a termination fee or other expenses; (viii) the effect of this announcement or pendency of the proposed transaction on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (ix) risks related to diverting management’s attention from the Company’s ongoing business operations; (x) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; and (xi) other factors as set forth from time to time in the Company’s filings with the SEC, including its annual report on Form 10-K for the fiscal year ended June 30, 2021 and any subsequent quarterly reports on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are based on information currently available to the Company, and the Company expressly disclaims any intent or obligation to update, supplement or revise publicly these forward-looking statements except as required by law.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of CDK Global, Inc. dated May 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDK GLOBAL, INC.

Date: May 9, 2022	/s/ Lee Brunz
Lee Brunz
Executive Vice President, General Counsel and Secretary